                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934

Date of Report (Date of earliest event reported)     May 20, 1996
                                                 --------------------

                               Respironics, Inc.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                          000-16723                      25-1304989
- ------------------------------------------------------------------------------
State or other jurisdiction       Commission                     IRS Employer
of incorporation                  File Number                    identification



1001 Murry Ridge Drive, Murrysville, PA                    15668
- --------------------------------------------------------------------------
(Address of principal executive officers)                  (Zip)


Registrant's telephone number, including area code        (412) 733-0200
                                                   -----------------------------


- --------------------------------------------------------------------------------
        (Former name and former address, if changed since last report)

Item 1.        Changes in Control of Registrant.
               None


Item 2.        Acquisition or Disposition of Assets.
               None


Item 3.        Bankruptcy or Receivership.
               None


Item 4.        Changes in Registrant's Certifying Accountant.
               None


Item 5.        Other Events.

               May 8, 1996, Donald H. Jones was elected to serve as a member of the Respironics Board of Directors (see attached).


Item 6.        Resignation of Registrant's Directors.
               None


Item 7.        Financial Statements and Exhibits.
               None

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      Respironics, Inc.
                                            ------------------------------------
                                                      (Registrant)


5-20-96                                                  /s/ Dorita A. Pishko
- ----------------                                 ------------------------------
(Date)                                                (Signature)

                                                      Dorita A. Pishko
                                                      Corporate Secretary

PRESS RELEASE

                              Contact:  Dorita A. Pishko
                              Respironics, Inc.
                              (412) 733-0209

                      DON JONES NEW RESPIRONICS DIRECTOR
                      ----------------------------------

MURRYSVILLE, PA, MAY 8,1996 - RESPIRONICS, INC. (NASDAQ/NMS Symbol: RESP) announced that Donald H. Jones, 57, was elected a director at today's meeting of the company's Board of Directors. The action increases Respironics' Board membership to nine, reported Dennis S. Meteny, president and chief executive officer.

Currently, Mr. Jones serves as chairman of Industry.Net, an electronic news service offering subscribers an innovative approach to accessing the Internet's business-to-business online marketplace. He founded the company in 1990. Now employing 150, Industry.Net's client base numbers more than 4,000 companies.

The founder of several technology-driven companies, Mr. Jones brings more than 30 years of business experience to his Respironics assignment. He first demonstrated his entrepreneurial spirit by leaving his position as chief electrical engineer at Goerz Optical Company in 1968 to launch Control Systems Research. By then securely established as an international leader in a key industrial automation business niche, the firm was sold in 1976 to Contraves AG of Zurich, Switzerland. Subsequently, Mr. Jones founded Technology Recognition Corporation--pioneering advances in computer publishing--and International Cybernetics Corporation, a developer of breakthrough factory automation control systems.

A University of Pittsburgh graduate, Mr. Jones has received numerous awards for his business leadership. They include the 1986 Enterprise Award and Entrepreneur of the Year recognition in 1990. He was inducted into the Southwest Pennsylvania Business Hall of Fame in 1992. Currently, Mr. Jones is an adjunct professor at Carnegie Mellon University Business School.

Respironics, Inc. designs, develops, manufactures and sells respiratory medical products for use in the home, hospitals, and in emergency care situations.

                                    # # # #